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                                                                    EXHIBIT 10.8

TyCom Deferred Compensation Plan
Master Plan Document
================================================================================





                                                     Dated as of _________, 2000
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                            TABLE OF CONTENTS

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                                   ARTICLE 1
                                  Definitions

                                   ARTICLE 2
                       Selection, Enrollment, Eligibility

Section 2.01.  Selection by Committee........................................  7
Section 2.02.  Enrollment Requirements.......................................  7
Section 2.03.  Eligibility; Commencement of Participation....................  7

                                   ARTICLE 3
                     Deferral Commitments/measurement Funds

Section 3.01.  Minimum Deferral.............................................   8
Section 3.02.  Maximum Deferral.............................................   8
Section 3.03.  Election to Defer; Effect of Election Form...................   8
Section 3.04.  Withholding of Deferral Amounts..............................   9
Section 3.05.  Crediting/Debiting of Account Balances.......................   9
Section 3.06.  FICA Taxes...................................................  11
Section 3.07.  Annual Matching Amounts......................................  12

                                   ARTICLE 4
  Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal Election

Section 4.01.  Short-term Payout............................................  12
Section 4.02.  Other Benefits Take Precedence Over Short-Term...............  13
Section 4.03.  Withdrawal Payout/Suspensions for Unforeseeable
                Financial Emergencies.......................................  13
Section 4.04.  Withdrawal Election..........................................  13

                                   ARTICLE 5
                               Retirement Benefit

Section 5.01.  Retirement Benefit...........................................  14
Section 5.02.  Payment of Retirement Benefits...............................  14
Section 5.03.  Death Prior to Completion of Retirement Benefits.............  14
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                                   ARTICLE 6
                        Pre-retirement Survivor Benefit

Section 6.01.  Pre-Retirement Survivor Benefit..............................  14
Section 6.02.  Payment of Pre-Retirement Survivor Benefits..................  14

                                   ARTICLE 7
                              Termination Benefit

Section 7.01.  Termination Benefits.........................................  15
Section 7.02.  Payment of Termination Benefit...............................  15

                                   ARTICLE 8
                         Disability Waiver and Benefit

Section 8.01.  Disability Waiver............................................  15
Section 8.02.  Disability Benefit...........................................  16

                                   ARTICLE 9
                            Beneficiary Designation

Section 9.01.  Beneficiary..................................................  16
Section 9.02.  Beneficiary Designation; Change..............................  16
Section 9.03.  Acknowledgment...............................................  17
Section 9.04.  No Beneficiary Designation...................................  17
Section 9.05.  Doubt as to Beneficiary......................................  17
Section 9.06.  Discharge of Obligations.....................................  17

                                   ARTICLE 10
                                Leave of Absence

Section 10.01.  Paid Leave of Absence.......................................  17
Section 10.02.  Unpaid Leave of Absence.....................................  17

                                   ARTICLE 11
        Termination of Plan/Change in Control, Amendment or Modification

Section 11.01.  Termination of Plan/Change in Control.......................  18
Section 11.02.  Amendment...................................................  18
Section 11.03.  Effect of Payment...........................................  18

                                       ii
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                                   ARTICLE 12
                                 Administration

Section 12.01.  Committee Duties............................................  19
Section 12.02.  Agents......................................................  19
Section 12.03.  Binding Effect of Decisions.................................  19
Section 12.04.  Indemnity of Committee......................................  19
Section 12.05.  Employer Information........................................  19

                                   ARTICLE 13
                         Other Benefits and Agreements

Section 13.01.  Coordination with Other Benefits............................  19

                                   ARTICLE 14
                               Claims Procedures

Section 14.01.  Presentation of Claim.......................................  20
Section 14.02.  Notification of Decision....................................  20
Section 14.03.  Review of a Denied Claim....................................  20
Section 14.04.  Decision on Review..........................................  21
Section 14.05.  Legal Action................................................  21

                                   ARTICLE 15
                                     Trust

Section 15.01.  Establishment of Trust......................................  21
Section 15.02.  Interrelationship of the Plan and the Trust.................  21

                                   ARTICLE 16
                                 Miscellaneous

Section 16.01.  Unsecured General Creditor..................................  22
Section 16.02.  Employer's Liability........................................  22
Section 16.03.  Nonassignability............................................  22
Section 16.04.  Not a Contract of Employment................................  22
Section 16.05.  Furnishing Information......................................  22
Section 16.06.  Terms.......................................................  23
Section 16.07.  Captions....................................................  23
Section 16.08.  Governing Law...............................................  23
Section 16.09.  Notice......................................................  23
Section 16.10.  Successors..................................................  23

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Section 16.11.  Distribution in the Event of Taxation.......................  23
Section 16.12.  Validity....................................................  24
Section 16.13.  Incompetent.................................................  24
Section 16.14.  Court Order.................................................  24

                                       iv
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                       TYCOM DEFERRED COMPENSATION PLAN

                             Effective _____, 2000


                                    Purpose
                                    -------

The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who are subject to taxation in the United States and who contribute materially to the continued growth, development and future business success of TyCom Ltd., a Bermuda corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1


                                  Definitions

  For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.01 "Account Balance" shall mean (i) the sum of the Deferral Amount, the Matching Amount, and amounts credited or debited in accordance with all the applicable crediting and debiting provisions of the Plan, less (ii) all distributions. This Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.02 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Commissions and Bonus that a Participant elects to have and is actually deferred, in accordance with Article 3, for any one Plan Year. In the event of Retirement, Disability, death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.03 "Annual Installment Method" shall mean an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the last business day of the calendar year. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10 year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition. Investment results shall not be added to the amount of each annual installment provided the installment is paid within 60 days of the applicable January 1.

1.04 "Annual Matching Amount" shall mean, with respect to a Participant for any one Plan Year, any amount credited by the Company to a Participant's Matching Amount in accordance with Section 3.07 below.

1.05 "Base Annual Salary" shall mean the annual compensation, excluding bonuses, commissions, overtime, incentive payments, non-monetary awards, directors fees and other fees, relocation expenses, auto allowances and imputed income from group term life insurance, paid to or on behalf of a Participant for employment services rendered to any Employer, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer.

1.06 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.07 "Bonus" shall mean any cash compensation, in addition to Base Annual Salary and Commissions, paid annually to a Participant as an employee under any Employer's bonus and incentive plans, excluding all stock incentive plans and one-time special bonuses.

1.08 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee to designate one or more Beneficiaries.

1.09  "Board" shall mean the board of directors of TyCom.

1.10 A "Change of Control" shall mean the occurrence of any of the following events:

            (i) any "person" or "group" (as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), of securities representing 50% or more of the combined voting power of TyCom's then outstanding voting securities other than in connection with a merger, amalgamation, scheme of arrangement or other combination pursuant to which the shareholders of TyCom immediately prior to such event beneficially own 50% or more of the voting rights exercisable generally of any such person which is an entity;

            (ii) such time as the Continuing Directors (as defined below) cease for any reason, other than death, incapacity or retirement of a Director, to constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to TyCom), where the term "Continuing Director" means at any date a member of the Board who (A) was a member of the Board on the date of the initial public offering of the common shares of TyCom or (B) was nominated or elected subsequent to such date by at least a majority of the Directors who were Continuing Directors at the time of such nomination

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      or election or whose election to the Board was recommended or endorsed by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from clause (B) any individual whose election to the Board occurred at or as a result of a special general meeting of TyCom requisitioned pursuant to Section 74 of the Companies Act of 1981 of Bermuda or otherwise as a result of action taken by or on behalf of a person other than the Board;

            (iii) any "person" or "group" (other than an employee benefit plan or plans maintained by TyCom or its Affiliate) comes to possess, directly or indirectly, the legal right to direct the management and policies of TyCom, whether through the ownership of securities, by contract or otherwise (other than solely by virtue of membership on the Board or any committee thereof); or

            (iv) a merger, amalgamation, scheme of arrangement or other combination of TyCom with or into another person or any analogous or similar transaction or event occurs as a result of which the voting rights exercisable at general meetings of TyCom in respect of the shares of TyCom in issue immediately prior to the relevant event no longer represent a majority of all the voting rights normally exercisable at general meetings of TyCom (or, if TyCom is acquired by another entity in connection with such event, of such entity) in respect of the shares of TyCom (or, if TyCom is acquired by another entity in connection with such event, of the securities of such entity) in issue immediately after such event;

      provided, however, that the initial public offering of the common shares of TyCom and any subsequent offering or series of offerings of the common shares of TyCom on an established securities market or exchange or any distribution of common shares by the Parent, whether by dividend, spinoff or otherwise, shall not be considered a "Change of Control."

1.11  "Claimant" shall have the meaning set forth in Section 14.01.

1.12  "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.13 "Commissions" shall mean the commissions paid to a Participant for employment services rendered to any Employer before reduction for commissions deferred pursuant to all qualified, non-qualified and Code
      Section 125 plans of any Employer.

1.14 "Committee" shall mean the Tyco Retirement Committee until such time as the TyCom Retirement Committee is established, in which case it shall mean the TyCom Retirement Committee.

1.15 "Company" shall mean TyCom (US) Inc., a Delaware corporation, and any other entities with employees paid on a U.S. payroll and that are commonly controlled directly or indirectly by TyCom.

1.16 "Company 401(k) Savings Plan" shall mean Tyco's 401(k) Savings Plan until such time as TyCom establishes its own 401(k) savings plan, in which case it shall mean TyCom's 401(k) Savings Plan.

1.17 "Deferral Amount" shall mean the sum of all of a Participant's Annual Deferral Amounts.

1.18  "Director" shall mean a member of the Board.

1.19 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's short or long-term disability plan or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan at the time that a determination of a Disability is to be made, a Disability shall be determined by the Committee in its sole discretion.

1.20  "Disability Benefit" shall mean the benefit set forth in Article 8.

1.21 "Effective Date" shall mean the date of the initial public offering of shares of TyCom.

1.22 "Election Form" shall mean the form established from time to time by the Committee to make an election under the Plan.

1.23 "Employer" shall mean the Company and/or any of its subsidiaries or divisions of TyCom that have been selected by the Board or Committee to participate in the Plan.

1.24 "Enhanced Moody's Rate" shall mean an interest rate determined and announced by the Committee before the Plan Year for which it is to be used that is equal to the sum of (a) an interest rate that (i) is published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages - Av. Corp," and (ii) is equal to the average corporate bond yield most recently published as of the Fiscal Year preceding the year for which the rate is to be used, and (b) an interest rate, if any, determined by the Committee, in its sole discretion, which rate shall be determined and announced before the commencement of the Plan Year for which the rate applies, and which may be zero for any Plan Year.

1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

1.26 "Former Tyco DCP Participant" shall mean a person described in the last sentence of Section 2.03 who automatically becomes a Participant on the Effective Date.

1.27  "Grandfathered Participant" shall have that meaning as set forth in
      Section 3.05(f)(ii).

1.28 "Matching Amount" shall mean the sum of all of a Participant's Annual Matching Amounts.

1.29 "Participant" shall mean any employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (iv) who commences participation in the Plan on his or her Plan Entry Date, and (v) whose Plan Agreement has not terminated.

1.30 "Plan" shall mean the TyCom Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

1.31 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer or, prior to the Effective Date, Tyco, and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.32 "Plan Entry Date" shall generally mean one of two dates in any Plan Year on which an employee selected by the Committee to participate in the Plan is eligible to commence participation in the Plan in accordance with
      Article 2. The two entry dates are January 1 and July 1. The Committee may select other one-time Plan Entry Dates solely for the purpose of enrolling employees of entities acquired by or merged into TyCom.

1.33 "Plan Year" shall, for the first Plan Year, begin on the Effective Date, and end on December 31, 2000. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31.

1.34  "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
      Article 6.

1.35 "Retirement", "Retires" or "Retired" shall mean severance from employment from all Employers for any reason other than a leave of absence or death on or after the earlier of the attainment of (a) age 65 or (b) age 55 with 10 Years of Service.

1.36  "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.37  "Short-Term Payout" shall mean the payout set forth in Section 4.01.

1.38  "Termination Benefit" shall mean the benefit set forth in Article 7.

1.39 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.40 "Tyco" shall mean Tyco International Ltd., a company incorporated in Bermuda.

1.41  "TyCom" shall mean TyCom Ltd., a Bermuda corporation.

1.42  "Tyco DCP" shall mean the Tyco Deferred Compensation Plan.

1.43 "Trust" shall mean the trust, if any, established pursuant to a master trust agreement between the Company and a trustee named therein.

1.44 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.45 "Years of Service" shall mean the total number of years in which a Participant has been employed by an Employer, including, if applicable, years of service a Participant has been employed with TyCom, Tyco or any or their affiliates. Except as otherwise provided in this Plan, for purposes of this definition only, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date.

                                   ARTICLE 2


                       Selection, Enrollment, Eligibility

     Section 2.01. Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan provided, however, that a person who after the Effective Date is eligible to participate in the Tyco DCP shall not be eligible to participate in this Plan.

     Section 2.02. Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Committee prior to his or her proposed Plan Entry Date, a Plan Agreement, an Election Form and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time that such other enrollment requirements as it determines in its sole discretion are necessary.

     Section 2.03. Eligibility; Commencement of Participation. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, that employee shall commence participation in the Plan on the Plan Entry Date that immediately follows his or her selection to participate in the Plan. If a selected employee fails to meet all such requirements prior to that Plan Entry Date, that employee shall not be eligible to participate in the Plan until the Plan Entry Date that follows his or her completion of those requirements. Notwithstanding the foregoing, all employees of the Employer who are participants in the Tyco DCP but who are no longer eligible to actively participate in the Tyco DCP as of the Effective Date shall automatically be Participants in the Plan as of the Effective Date and the account balance under the Tyco DCP for each such Participant shall automatically be credited to the Deferral Account of such Participant. Tyco employees who are on a split payroll with the Company shall not be eligible to participate in the Plan.

                                   ARTICLE 3


                     Deferral Commitments/measurement Funds

     Section 3.01.  Minimum Deferral.

       (a) Base Annual Salary, Commissions and/or Bonus. For each full Plan Year, a Participant may elect to defer Base Annual Salary, Commissions and/or Bonus, provided that the combined total is at least $2,000 for such Plan Year. If no deferral election is made, the amount deferred shall be zero.

       (b) Short Plan Year/Mid-Year Entry Date. Except for a Former Tyco DCP Participant, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

     Section 3.02. Maximum Deferral. A Participant may elect to defer a maximum of 50% of his or her Base Annual Salary, provided, however, that a Participant with Base Annual Salary in excess of 200% of the FICA wage base for any Plan Year may defer more than 50% of his or her Base Annual Salary, but only to the extent the amount of his or her Base Annual Salary which is not deferred is equal to or greater than the FICA wage base for such Plan Year. For each Plan Year, a Participant may elect to defer 100% of his or her Commissions and Bonus.

     Section 3.03.  Election to Defer; Effect of Election Form.

       (a) Deferral Elections for First Plan Year. Except for a Former Tyco DCP Participant, in connection with a Participant's commencement of participation in the Plan, and prior to the Plan Entry Date, the Participant shall make a deferral election as to Base Annual Salary, Commissions and/or Bonus by delivering to the Committee a completed and signed Election Form; which election form must be accepted by the Committee for a valid election to exist. If a Participant is first eligible as of July 1 of a Plan Year, he or she shall only be entitled to make an election with respect to a Base Annual Salary deferral for the period from July 1 through December 31 of the Plan Year. Otherwise and thereafter, he or she shall be entitled to make a deferral election pursuant to Section 3.03(b).

       (b) Additional Deferral Elections. For each succeeding Plan Year, a new Election Form for the deferral of Base Annual Salary, Commissions and/or Bonus must be delivered to the Committee in accordance with its rules and procedures at least 30 days (or such shorter period permitted by the Committee) before the end of the Plan Year preceding the Plan Year for which the election is effective. The election referred to in this Section 3.03(b) shall be for a Base Annual Salary deferral for the Plan Year, and for Commissions and/or Bonus deferrals that are payable in the Plan Year for the fiscal year that ends September 30 of the Plan Year.

     Section 3.04. Withholding of Deferral Amounts. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld each payroll period in equal amounts from the Participant's Base Annual Salary. The Commissions or Bonus portion of the Annual Deferral Amount shall be withheld at the time the Commissions or Bonus is or otherwise would be paid to the Participant.

     Section 3.05. Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

       (a) Election of Measurement Funds. A Participant, in connection with his or her initial deferral election in accordance with Section 3.03(a) above, shall elect, on the Election Form, one or more Measurement Funds (as described in Section 3.05(c) below) to be used to determine the additional amounts to be credited/debited to his or her Account Balance for the first calendar month or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each calendar month in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first month that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent calendar month in which the Participant participates in the Plan, no later than the next to last business day of each month, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee or its designee, to add or delete one or more Measurement Funds to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Funds. If an election is made in accordance with the previous sentence, it shall apply as of the first business day of the next calendar month and continue thereafter for each subsequent calendar month in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. The Committee may restrict the transfer into or out of Measurement Funds to a period no less frequently than annually if necessitated by the type of such Measurement Fund.

       (b)  Proportionate Allocation.  In making any election described in
Section 3.05(a) above, the Participant shall specify on the Election Form, in increments of 1%, the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant were making an investment in that Measurement Funds with that portion of his or her Account Balance).

       (c) Measurement Funds. The Participant may elect one or more of the Measurement Funds (the "Measurement Funds") identified in Appendix A, attached hereto and made a part hereof, for the purpose of crediting/debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund, and such substitution will automatically be made, if any changes are made to the corresponding Investment Fund in the Company's 401(k) Savings Plan. Each such addition/substitution will take effect as of the same time the Fund is changed in the 401(k) Savings Plan. The Committee shall provide Participants timely notice of such change.

       (d) Crediting or Debiting Method. The performance of each elected Measurement Funds (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Funds selected by the Participant as though (i) a Participant's Account Balance were invested in the Measurement Funds selected by the Participant, in the percentages applicable to such calendar month, as of the close of business on the first business day of such calendar month, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar month were invested in the Measurement Funds selected by the Participant, in the percentages applicable to such calendar month, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary, Commissions or Bonus through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Funds, in the percentages applicable to such calendar month, no earlier than one business day prior to the distribution, at the closing price on such date. The Participant's Annual Matching Amount shall be credited to his or her Matching Amount for purposes of this Section 3.05(d) as of the close of business on the first business day after the day in which such amounts are actually credited to the Participant's Matching Account.

       (e) No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Funds, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Funds. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

       (f)   Special Rules.

            (i) Allocation of Measurement Funds for Participants Receiving Installment Payments. A Participant who receives installment distributions under this Plan may add or delete one or more Measurement Funds to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Funds, through December 31 of the calendar year prior to the calendar year in which full distribution of his or her Account Balance occurs. Such allocation shall be made in accordance with Section 3.05 (a) and (b). The above notwithstanding, Grandfathered Participants (as defined below) already in installment payment status as of the Effective Date whose payments were calculated using the pre-determined interest rate method may not allocate among the Measurement Funds.

            (ii)  Grandfathered Participants.  Notwithstanding anything in this
     Section 3.05 to the contrary, only a Participant who was a Participant in the Tyco DCP as of January 1, 1999 (a "Grandfathered Participant") may allocate any portion of his or her Account Balance to the Enhanced Moody's Rate. No amount may be reallocated to or from the Enhanced Moody's Rate other than as of January 1 of a calendar year.

            (iii)   Enhanced Moody's Rate. Notwithstanding anything in this
     Section 3.05 to the contrary, that amount of a Participant's Account Balance which is allocated to the Enhanced Moody's Rate shall be credited as though such amount were invested in the Moody's Rate as of the close of business on the January 1 of such calendar year.

     Section 3.06. FICA Taxes. For each Plan Year in which an Annual Deferral Amount is being withheld or an Annual Matching Amount is being credited, the Participant's Employer(s) shall ratably withhold from that portion of the Participant's Base Annual Salary or Commissions, as the case may be, that is not being deferred, the Participant's share of FICA and other employment taxes attributable to such Annual Deferral Amount or Annual Matching Amount. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section 3.06.

     Section 3.07. Annual Matching Amounts. For each Plan Year, the Committee shall determine and credit the Annual Matching Amount, if any, that is to be credited to a Participant's Account for such Plan Year. The Annual Matching Amount shall be determined in the following manner: First, for purposes of this
Section 3.07, only a Participant whose Annual Deferral Amount has been withheld from his total compensation (the sum of Base Salary, Commissions and Bonus) that is not in excess of the Code Section 401(a)(17) limitation ("Eligible Deferral") shall be entitled to receive an Annual Matching Amount. Second, such Annual Matching Amount shall be five percent (5%) of the Participant's Eligible Deferral; provided, however, that if the Participant has at least ten (10) years of service with the Employer, the Annual Matching Amount shall be increased as follows:

          Years of Service                Annual Matching Amount
          ----------------                ----------------------
               10-19                      6% of Eligible Deferral
               20-24                      7% of Eligible Deferral
               25-29                      8% of Eligible Deferral
               30 or more                 9% of Eligible Deferral

                                   ARTICLE 4


            Short-Term Payout; Unforeseeable Financial Emergencies;

                              Withdrawal Election

     Section 4.01. Short-term Payout. In connection with each election to defer an Annual Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to that Annual Deferral Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.05 above. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid within 60 days (or as soon as administratively possible) of the later of (i) the first day of the Plan Year that is five (5) years after the first day of the Plan Year to which the applicable Annual Deferral Amount election relates, or (ii) the first day of any Plan Year thereafter elected by the Participant on the Election Form electing the Annual Deferral Amount. Notwithstanding the preceding sentence or any other provision of this Plan that may be construed to the contrary, a Participant who is an active employee may, with respect to each Short-Term Payout, in a form determined by the Committee, make no more than one additional deferral election (a "Second Election") to defer payment of such Short-Term Payout to a Plan Year subsequent to the Plan Year originally elected; provided, however, any such Second Election will be null and void unless accepted by the Committee no later than six (6) months prior to the first day of the Plan Year originally elected by the Participant for payment of such Short-Term Payout.

     Section 4.02. Other Benefits Take Precedence Over Short-Term. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.01 shall not be paid in accordance with Section 4.01 but shall be paid in accordance with the other applicable Article.

     Section 4.03. Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The Committee shall determine if the event meets the criteria to be an Unforeseeable Financial Emergency. If approved, the payout shall not exceed the lesser of the Participant's Account Balance, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The Participant will be eligible to again participate in the Plan effective the Plan Year following the Unforeseeable Financial Emergency.

     Section 4.04. Withdrawal Election. A Participant may elect, at any time, to withdraw all of his or her Account Balance less a 10% withdrawal penalty (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals of that balance shall be allowed. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The penalty shall be equal to 10% of the Participant's Account Balance determined immediately prior to the withdrawal. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.

                                   ARTICLE 5


                               Retirement Benefit

     Section 5.01. Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

     Section 5.02. Payment of Retirement Benefits. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least one year prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, as of January 1 of the calendar year which is immediately subsequent to the Plan Year during which the Participant Retires. Actual distribution will be made within sixty days of January 1, or as soon as administratively possible thereafter. If such payments are made within this sixty day period, no interest will be payable on such payments. If payments are distributed after the sixtieth day, a participant shall be entitled to interest thereon.

     Section 5.03. Death Prior to Completion of Retirement Benefits. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (i) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (ii) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance, such lump sum payment to be made as soon as administratively practicable following verification of the death of a Participant.

                                   ARTICLE 6


                        Pre-retirement Survivor Benefit

     Section 6.01. Pre-Retirement Survivor Benefit. If a Participant dies before he or she Retires or has otherwise received a distribution of his/her Account Balance, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance.

     Section 6.02. Payment of Pre-Retirement Survivor Benefits. The Pre-Retirement Survivor Benefit shall be paid in a lump sum. However, if the Pre-Retirement Survivor Benefit exceeds $50,000, payment may be made, at the sole discretion of the Committee, in Annual Installments not in excess of 5 years. The lump sum payment shall be made as soon as administratively practicable after the Committee receives proof of the Participant's death. Installment payments shall commence, as of January 1 of the calendar year following the Plan Year of the Participant's death or, if later, as soon as administratively possible after the Committee receives proof of the Participant's death. Actual distribution will be made within sixty days of January 1, or as soon as administratively possible thereafter. If such payments are made within this sixty day period, no interest will be payable on such payments. If payments are distributed after the sixtieth day, a participant shall be entitled to interest thereon.

                                   ARTICLE 7


                              Termination Benefit

     Section 7.01. Termination Benefits. If a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability, the Participant shall receive a Termination Benefit which shall be equal to the Participant's Account Balance.

     Section 7.02. Payment of Termination Benefit. The Termination Benefit shall be paid in a lump sum. However, if his or her Account Balance is equal to or greater than $50,000, the Participant may petition the Committee and the Committee, in its sole discretion, may cause the Termination Benefit to be paid pursuant to an Annual Installment Method not in excess of 5 years. The lump sum payment shall be made, or installment payments shall commence, as of January 1 of the calendar year that is immediately subsequent to the Plan Year during which the Participant experiences a Termination of Employment. Actual distribution will be made within 60 days of January 1, or as soon as administratively possible thereafter. If such payments are made within this sixty day period, no interest will be payable on such payments. If payments are distributed after the sixtieth day, a participant shall be entitled to interest thereon.

                                   ARTICLE 8


                         Disability Waiver and Benefit

     Section 8.01.  Disability Waiver.

       (a) Eligibility. By participating in the Plan, all Participants are eligible for this waiver.

       (b) Waiver of Deferral; Credit for Plan Year of Disability. A Participant who is receiving short or long-term disability benefits from his Employer, or is otherwise determined by the Committee to be suffering from a Disability may be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Commissions and/or Bonus for the Plan Year during which the Participant suffers a Disability.

       (c) Return to Work. If a Participant returns to employment with an Employer after a Disability ceases, the Participant may make deferrals for the Plan Year he returns to work if a Deferral Election for that Plan Year had been previously made in accordance with Section 3.03. The Participant may elect to defer an Annual Deferral Amount following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section
3.03 above.

     Section 8.02. Disability Benefit. A Participant who is on Disability leave, but not terminated from employment, shall be eligible for the benefits provided for in Articles 4 or 6 in accordance with the provisions of those Articles. Upon termination of employment due to Disability (in accordance with the Employer's Disability policies), the Participant's Account Balance will be distributed to him/her in accordance with the provisions of Articles 5 or 7, as applicable.

                                   ARTICLE 9


                            Beneficiary Designation

     Section 9.01. Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

     Section 9.02. Beneficiary Designation; Change. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation

Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

     Section 9.03. Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and accepted by the Committee or its designated agent.

     Section 9.04. No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Section 9.01, 9.02 and 9.03 above or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's spouse shall be the designated Beneficiary. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

     Section 9.05. Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

     Section 9.06. Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10


                                Leave of Absence

  Section 10.01. Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during paid leave of absence in accordance with Section 3.03.

     Section 10.02. Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals of Base Annual Salary, Commissions, Bonus until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals of Base Annual Salary, Commissions, Bonus shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral elections, if any, made for that Plan Year. If no election was made for that Plan Year, no deferrals shall be withheld.

                                   ARTICLE 11


        Termination of Plan/Change of Control, Amendment or Modification

     Section 11.01. Termination of Plan/Change of Control. The Company, through its Board or the Committee, reserves the right to terminate the Plan at any time with respect to all Participants. Upon the termination of the Plan, all Plan Agreements shall terminate and a Participant's Account Balance shall be paid out in accordance with the benefits that the Participant would have received if the Participant had experienced a Termination of Employment on the date of Plan termination. Prior to a Change of Control, an Employer shall have the right, at its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method not to exceed 15 years, with amounts credited and debited during the installment period as provided in Section 3.05(d). After a Change of Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments by paying the remaining Account Balance in a lump sum or pursuant to a different payment schedule.

     Section 11.02. Amendment. The Company, at any time and through its Board or the Committee, may amend or modify the Plan in whole or in part; provided, however, that no amendment or modification shall be effective to decrease the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided however, that the Company or the Committee, as the case may be, shall have the right to accelerate installment payments by paying the remaining Account Balance in a lump sum or pursuant to a different payment schedule.

     Section 11.03. Effect of Payment. The full payment of the Participant's Account Balance under Articles 4, 5, 6, 7 and/or 8 of the Plan shall completely discharge all obligations to a Participant under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12


                                 Administration

     Section 12.01. Committee Duties. This Plan shall be administered by the Committee or other committee as established from time to time by the Board of the Company. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

     Section 12.02. Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to any Employer.

     Section 12.03. Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     Section 12.04. Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee or its employee delegates against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or delegates.

     Section 12.05. Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   ARTICLE 13


                         Other Benefits and Agreements

     Section 13.01. Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14


                               Claims Procedures

     Section 14.01. Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant.

All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

     Section 14.02. Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

       (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

       (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

            (iv) the specific reason(s) for the denial of the claim, or any part of it;

            (v) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

            (vi) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

            (vii) an explanation of the claim review procedure set forth in
                  Section 14.03 below.

     Section 14.03. Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

       (a)  may review pertinent documents;

       (b)  may submit written comments or other documents; and/or

       (c) may request a hearing, which the Committee, in its sole discretion, may grant.

     Section 14.04. Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

       (a)  specific reasons for the decision;

       (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

       (c)  such other matters as the Committee deems relevant.

     Section 14.05. Legal Action. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15


                                     Trust

     Section 15.01. Establishment of Trust. The Company may establish the Trust, and the Employers may transfer over to the Trust such assets as the Committee determines, in its sole discretion, are necessary to provide for the Employers' liabilities created with respect to the Annual Deferral Amounts and Annual Matching Amounts for such Employer's Participants for that year. The Trustees of the Trust shall be selected by the Committee from time to time.

     Section 15.02. Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participant and the creditors of the Employers to the assets transferred to the Trust. The Employers shall at all times remain liable to carry out their obligations under the Plan. The Employers' obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

                                   ARTICLE 16


                                 Miscellaneous

     Section 16.01. Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     Section 16.02. Employer's Liability'. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

     Section 16.03. Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     Section 16.04. Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

     Section 16.05. Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     Section 16.06. Terms. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     Section 16.07. Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     Section 16.08. Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the State of New Jersey.

     Section 16.09. Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to:

          TyCom Retirement Committee
          c/o Director, Executive Compensation
          One Town Center Road
          Boca Raton, Florida 33486-1010

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     Section 16.10. Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

     Section 16.11.  Distribution in the Event of Taxation.

       (a) General. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

       (b) Trust. If the Trust terminates in accordance with Section 3.06(e) of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

     Section 16.12. Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     Section 16.13. Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     Section 16.14. Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party.

                                   Appendix A
                                   ----------

                               Measurement Funds
                               -----------------

     (1)  Interest Income Fund;

     (2)  Bond Fund of America;

     (3)  Fidelity Puritan Fund;

     (4)  Neuberger Berman Guardian Trust;

     (5)  Spartan U.S. Equity Index Fund;

     (6)  Fidelity Growth Company Fund;

     (7)  Franklin Small Cap Growth Fund A;

     (8)  PIMCO Capital Appreciation Fund;

     (9)  Templeton Foreign Fund A;

     (10)  Vanguard Windsor Fund II; and

     (11) Enhanced Moody's Rate (as defined in Section 1.24).


Notes:
-----

The Enhanced Moody's Rate is closed to all Participants who join the Plan or the Tyco DCP after January 1, 1999.

Funds (1) - (9) correspond to investment funds under the Company's 401(k) Savings Plans. Any change to the 401(k) Plan investment fund will automatically result in a corresponding charge to these Measurement Funds.

Effective September 1, 2000, the Fidelity U.S. Equity Commingled Pool Fund will replace the Spartan U.S. Equity Index Fund.